ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.
DE-EE0009430		10/01/2021	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance
American Battery Metals Corporation Attn: Ryan Melsert 930 Tahoe Blvd Ste 802-16 Incline Village NV 89451	Energy Effcy & Renewable Energy EE-1 U.S. Department of Energy 1000 Independence Avenue, S.W. Washington DC 20585	10/01/2021 through 03/31/2023

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.
☐ Grant ☒ Cooperative Agreement ☐ Other	EPA of 2005, Section 911 (a)(2)(C)	21EE001179

11. Remittance Address	12. Total Amount	13. Funds Obligated
American Battery Metals Corporation Attn: Ryan Melsert PO BOX 6978 MORAGA CA 94570	Govt. Share: $2,272,112.00 Cost Share : $2,272,112.00 Total : $4,544,224.00	This action: $2,272,112.00 Total : $2,272,112.00

14. Principal Investigator	15. Program Manager	16. Administrator
	Kristen McDaniel Phone: 720-356-1285	Golden Field Office U.S. Department of Energy Golden Field Office 15013 Denver West Parkway Golden CO 80401

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To
VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov	VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov	See Attachment 2

20. Accounting and Appropriation Data

05450-2020-31-200835-41999-1009213-0000000-0000000-0000000

21. Research Title and/or Description of Project

Field Demonstration of Selective Leaching, Targeted Purification, and Electro-Chemical Production of Battery Grade Lithium Hydroxide Precursor from D

For the Recipient		For the United States of America	
22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Signature on File	
23. Name and Title	24. Date Signed	26. Name of Officer Geoffrey I. Walker	27. Date Signed

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0009430	PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR
American Battery Metals Corporation

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	DUNS Number: 085797070 In addition to this Assistance Agreement, this award consists of the items listed on the Cover Page of the Special Terms and Conditions. The Project Period for this award is 10/01/2021 through 09/30/2024, consisting of the following Budget Periods: Budget Period 1: 10/01/2021 to: 03/31/2023 Budget Period 2: 04/01/2023 to: 09/30/2024 In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period. Additional future DOE funding and additional budget periods are not contemplated under this award. Funding for all awards and future budget periods is contingent upon the availability of funds appropriated by Congress for the purpose of this program and the availability of future-year budget authority. The Special Terms and Conditions for this award contain specific funding restrictions. Please review the applicable terms for procedures required to lift the restrictions. DOE Award Administrator: Mary Murray E-mail: mary.murray@ee.doe.gov Phone: 240-562-1374 DOE Project Officer: Kristen McDaniel E-mail: kristen.mcdaniel@ee.doe.gov Phone: 240-562-1285 Recipient Business Officer: Vickey Alvarez E-mail: valvarez@batterymetals.com Phone: 775-237-2221 Recipient Principal Investigator: Ryan Melsert E-mail: rmelsert@batterymetals.com Phone: 518-428-0178 "Electronic signature or signatures as used in this document means a method of signing an electronic message that-- (A) Identifies and authenticates a particular person as the source of the electronic message; Continued ...				

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0009430	PAGE 3 OF 3

NAME OF OFFEROR OR CONTRACTOR
American Battery Metals Corporation

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	(B) Indicates such person's approval of the information contained in the electronic message; and, (C) Submission via FedConnect constitutes electronically signed documents." ASAP: NO: STD IMMEDIATE Extent Competed: COMPETED Davis-Bacon Act: NO PI: Melsert, Ryan Fund: 05450 Appr Year: 2020 Allottee: 31 Report Entity: 200835 Object Class: 41999 Program: 1009213 Project: 0000000 WFO: 0000000 Local Use: 0000000				